June 13, 2003


              SUPPLEMENT TO THE CLASS A, CLASS B AND CLASS C SHARES
             PROSPECTUS FOR PIONEER PROTECTED PRINCIPAL PLUS FUND II
                   (SUPERSEDES SUPPLEMENT DATED MAY 28, 2003)

The following supplements information in the sections entitled "Overview" and "Fees and Expenses" under the heading "Basic information about the fund":

The fund previously announced the extension of the fund's Transition Period (the period between the end of the Offering Period and the beginning of the Guarantee Period). This action was taken because, in the then current interest rate environment, the allocation formula under the Financial Guarantee Agreement would have resulted in little or no allocation of assets to equity securities.

Pioneer recently agreed to a new expense limitation (described below), which resulted in a revision to the allocation formula under the Financial Guarantee Agreement and allows the fund to allocate a portion of its assets to equity securities. As a result, on June 13, 2003, the fund's Guarantee Period commenced, and on that date the fund began investing its assets in accordance with its investment objective during the Guarantee Period. As of June 13, 2003, approximately 17.5% of the fund's assets will be invested in equity securities in accordance with the formula under the Financial Guarantee Agreement.

Pioneer had previously agreed to limit the fund's expenses. However, the amount of the expense limitation is different while the fund is investing in both fixed income securities and equity securities than if the fund were required under the Financial Guarantee Agreement to invest in a defeasance portfolio consisting solely of U.S. Treasury securities. The fund's expense limitation when the fund is investing in both fixed income and equity securities has not changed. The fund will limit ordinary operating expenses so that they do not exceed 2.05% per annum of average daily net assets attributable to Class A shares and 2.80% per annum of average daily net assets attributable to each of Class B and Class C shares.

Pioneer has agreed to modify the expense limitation that would apply only in the event the fund is required by the Financial Guarantee Agreement to invest exclusively in a defeasance portfolio consisting solely of U.S. Treasury securities. In that event, Pioneer would waive its entire management fee and limit the fund's other expenses, on an annual basis, to 0.12% for Class A shares, 0.87% for Class B shares and 0.87% for Class C shares. This arrangement may be modified in the future to the extent the fund's maximum permitted equity allocation under the Financial Guarantee Agreement after that modification exceeds 17.5%.

The fund cannot provide any assurance as to the portion of the fund's assets allocated to equity securities in the future. A continued decrease in the yields on U.S. Treasury securities or a significant decline in the equities markets could result in the fund investing exclusively in a defeasance portfolio consisting solely of U.S. Treasury securities for the remainder of the Guarantee Period. The portion of the fund's assets allocated to equity securities does not affect the Guaranteed Amount but would determine the extent to which the fund offers the potential for equity-like returns.


                                                                   13854-00-0603
                                        (C) 2003 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC